Explanatory notes to the consolidated statements of cash flows	12 Months Ended
Dec. 31, 2017
Statement of cash flows [abstract]
Explanatory notes to the Consolidated Statement of Cash Flows
Explanatory notes to the Consolidated Statement of Cash Flows
Non-cash items
For the year ended December 31, 2017, Other non-cash items of €(199) million primarily €406 million related to the revaluation of investments accounted for by using the equity method, partially offset by €229 million of impairments and other amounts that were not individually material.
For the year ended December 31, 2016, Other non-cash items of €111 million primarily included €225 million of impairments, which were partially offset by other amounts that were not individually material.
For the year ended December 31, 2015, Other non-cash items of €812 million primarily included (i) €713 million non-cash charges for impairments which primarily related to asset impairments in connection with the realignment of the Group's manufacturing capacity in NAFTA to better meet market demand and (ii) €80 million charge recognized as a result of the adoption of the SIMADI exchange rate to re-measure the net monetary assets of the Group’s Venezuelan subsidiary in U.S. Dollar (as described in Note 3. Scope of consolidation) (reported, for the effect on cash and cash equivalents, within Translation exchange differences).
Operating activities
For the year ended December 31, 2017, the €1,666 million increase in inventories related to ramp-up of new models at year end, including the all-new Alfa Romeo Stelvio and the new Jeep Wrangler, as well as volume increases in LATAM and Maserati. The increase in trade payables of €1,086 million primarily related to increased production volumes in NAFTA and LATAM in the fourth quarter of 2017 as compared to the same period in 2016.
For the year ended December 31, 2016, the net increase of €1,519 million in provisions was mainly due to the increase in the warranty provision of €414 million in NAFTA for recall campaigns related to an industry wide recall for airbag inflators resulting from parts manufactured by Takata, an increase in accrued sales incentives primarily related to NAFTA and EMEA, as well as estimated net costs of €132 million associated with a recall for which costs are being contested with a supplier. In addition, the €471 million increase in inventories primarily related to the increased production of new vehicle models in EMEA and the €776 million increase in trade payables mainly related to increased production levels in EMEA, which was partially offset by reduced activity in LATAM and the effect of localized Jeep production in China. Furthermore, the change in other payables and receivables of €295 million primarily reflected the net payment of taxes and deferred expenses.
For the year ended December 31, 2015, the net increase of €3,206 million in provisions mainly related to an increase in the warranty provision, which included the change in estimate for future recall campaign costs in NAFTA, and higher accrued sales incentives primarily related to increased sales volumes in NAFTA. In addition, the €958 million increase in inventories reflected the increased consumer demand for our vehicles and inventory buildup in NAFTA due to production changeovers and the €1,571 million increase in trade payables mainly related to increased production levels in EMEA. Furthermore, the change in other payables and receivables of €580 million primarily reflected the net payment of taxes and deferred expenses.
Financing activities
For the year ended December 31, 2017, net cash used in financing activities was primarily the result of the (i) repayment of other long-term debt, net of proceeds, of €889 million, which included (a) the U.S.$1,826 million (€1,721 million) of cash used for the voluntary prepayment of the outstanding principal and accrued interest of FCA US's Tranche B Term Loan due 2017 and (b) the repayment of a note at maturity under the MTN Programme, one with a principal amount of €850 million, one with a principal amount of €1,000 million and one with a principal amount of CHF450 million (€385 million), as described in Note 21, Debt.
For the year ended December 31, 2016, net cash used in financing activities was primarily the result of the (i) repayment of other long-term debt for a total of €4,618 million, which included (a) the voluntary prepayments of principal of the FCA US Tranche B Term Loans of U.S.$2.0 billion (€1.8 billion) as described in Note 21, Debt, (b) the payment of the financial liability related to the Mandatory Convertible Securities of €213 million upon their conversion to FCA shares and (c) repayments at maturity of other long-term debt of €2,605 million primarily in Brazil, as well as (ii) the repayment at maturity of three notes issued under the MTN Programme, two of which were for an aggregate principal amount of €2,000 million and one for a principal amount of CHF 400 million (€373 million) as described in Note 21, Debt, which were partially offset by (iii) the issuance of a new note under the MTN Programme for a principal amount of €1,250 million and (iv) proceeds from other long-term debt for a total of €1,342 million, which included the proceeds from the €250 million loan entered into with the EIB in December 2016 as described in Note 21, Debt.
For the year ended December 31, 2015, net cash from financing activities was primarily the result of (i) the prepayment of the FCA US Secured Senior Notes and the repayment at maturity of two notes issued under the MTN Programme for a total of €7,241 million and (ii) the repayment of other long-term debt for a total of €4,412 million, which were partially offset by (iii) net proceeds of €866 million from the Ferrari IPO as described in Note 3, Scope of consolidation, (iv) proceeds from the issuance of the Notes by FCA for a total of €2,840 million as described in Note 21, Debt, (v) €3,061 million provided by other long-term borrowings and (vi) net proceeds from the €2.0 billion Ferrari Bridge Loan and Ferrari Term Loan, which are reflected within cash flows used in financing activities - discontinued operations in the Consolidated Statement of Cash Flows.
The following is a reconciliation of liabilities arising from financing activities for the year ended December 31, 2017:

(€ million)
Total Debt at January 1, 2017	€24,048
Derivative (assets)/liabilities and collateral at January 1, 2017	150
Total Liabilities from financing activities at January 1, 2017	€24,198

Cash flows	€(4,470)
Foreign exchange effects	€(1,311)
Fair value changes	€(286)
Changes in scope of consolidation	€(83)
Other changes	€(283)

Total Liabilities from financing activities at December 31, 2017	€17,765
Derivative (assets)/liabilities and collateral at December 31, 2017	(206)
Total Debt at December 31, 2017	€17,971

Interest expense and taxes paid
During the year December 31, 2017, the Group paid interest of €1,190 million and received interest of €299 million. During the year ended December 31, 2016, the Group paid interest of €1,676 million and received interest of €370 million. During the year ended December 31, 2015, the Group, including Ferrari, paid interest of €2,087 million and received interest of €469 million. Amounts indicated are also inclusive of interest rate differentials paid or received on interest rate derivatives.
During the year ended December 31, 2017, the Group made income tax payments, net of refunds, totaling €533 million. During the year ended December 31, 2016, the Group made income tax payments, net of refunds, totaling €622 million. During the year ended December 31, 2015, the Group, including Ferrari, made income tax payments, net of refunds, totaling €664 million.